UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

New Fortress Energy LLC
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street, 8th Floor
New York, NY
(516) 268-7400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares, representing limited liability company interests	NFE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.  Termination of a Material Definitive Agreement.

On January 15, 2020, all outstanding principal and interest under the Credit Agreement dated as of August 15, 2018 (as amended and restated as of December 31, 2018 and as amended as of February 11, 2019, March 13, 2019, September 4, 2019 and December 30, 2019, the “Existing Credit Agreement”), among New Fortress Intermediate LLC, NFE Atlantic Holdings LLC (“NFE Atlantic”), the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent, was paid in full (together with fees, expenses and other amounts owed in connection therewith) and all guarantees and security interests in respect of the Existing Credit Agreement were released (the “Payoff”).

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Payoff was consummated concurrently with the closing of a three-year senior secured term loan facility (the "Credit Facility") in the aggregate principal amount of $800,000,000 pursuant to the credit agreement, dated as of January 10, 2020 (the “Credit Agreement”), among New Fortress Energy LLC (“NFE”), New Fortress Intermediate LLC, NFE Atlantic, certain subsidiaries of NFE as guarantors, the lenders from time to time party thereto and Cortland Capital Market Services LLC, as collateral agent and administrative agent.  Proceeds of the Credit Facility were used by NFE Atlantic (i) to fund general corporate purposes, (ii) to fund the Payoff and (iii) to pay any and all fees and expenses incurred in connection with the foregoing.  The Credit Agreement is described in, and attached as Exhibit 10.1 to, NFE’s Form 8-K filed with the SEC on January 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW FORTRESS ENERGY LLC

January 16, 2020	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer